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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2006

                      HARRIS PREFERRED CAPITAL CORPORATION
            (Exact name of registrant as specified in its character)

                                     1-13805
                            (Commission File Number)

MARYLAND                                                    #36-4183096
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)
111 WEST MONROE STREET,
CHICAGO, ILLINOIS                                           60603
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (312) 461-2121

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14.d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 2, 2006, the Board of Directors of Harris Preferred Capital Corporation increased the annual compensation of independent directors from $10,0000 to $12,000, and established a fee of $1,000 (up from $750) for each attendance (in person or by telephone) at each meeting of the Board of Directors or the audit committee, effective January 1, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         Exhibit 10.1  COMPENSATION OF INDEPENDENT DIRECTORS



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 6, 2006
                                          Harris Preferred Capital Corporation




                                          By  /s/ Paul R. Skubic
                                             -----------------------------------
                                             Paul R. Skubic
                                             Chairman of the Board and President